                                                                    EXHIBIT 99.2


                  HCC Insurance Holdings, Inc. and Subsidiaries

                                   ----------

                      Condensed Consolidated Balance Sheets
                                  (Unaudited)

                                   ----------

                                                                            March 31, 2001   December 31, 2000
                                                                            --------------   -----------------
                                                                                                (Restated)
ASSETS

Investments:
     Fixed income securities, at market
          (cost: 2001 $430,798,000; 2000 $422,821,000)                      $  446,460,000     $  433,844,000
     Marketable equity securities, at market
          (cost: 2001 $10,249,000; 2000 $8,896,000)                              9,179,000          6,282,000
     Short-term investments, at cost, which approximates market                277,832,000        263,805,000
     Other investments, at cost, which approximates fair value                   7,180,000          7,182,000
                                                                            --------------     --------------
          Total investments                                                    740,651,000        711,113,000

     Cash                                                                        6,651,000         13,991,000
     Restricted cash and cash investments                                      105,627,000        101,738,000
     Premium, claims and other receivables                                     575,135,000        586,721,000
     Reinsurance recoverables                                                  833,956,000        789,412,000
     Ceded unearned premium                                                     95,189,000        114,469,000
     Ceded life and annuity benefits                                            84,453,000         86,760,000
     Deferred policy acquisition costs                                          35,594,000         39,108,000
     Property and equipment, net                                                39,271,000         39,438,000
     Goodwill                                                                  263,774,000        266,015,000
     Other assets                                                               11,398,000         18,995,000
                                                                            --------------     --------------
          TOTAL ASSETS                                                      $2,791,699,000     $2,767,760,000
                                                                            ==============     ==============
     LIABILITIES

     Loss and loss adjustment expense payable                               $  990,722,000     $  944,117,000
     Life and annuity policy benefits                                           84,928,000         86,760,000
     Reinsurance balances payable                                              102,689,000        130,746,000
     Unearned premium                                                          170,541,000        190,550,000
     Deferred ceding commissions                                                24,360,000         30,013,000
     Premium and claims payable                                                618,790,000        594,852,000
     Notes payable                                                              57,477,000        212,133,000
     Accounts payable and accrued liabilities                                   37,513,000         47,659,000
                                                                            --------------     --------------
          Total liabilities                                                  2,087,020,000      2,236,830,000

     SHAREHOLDERS' EQUITY

     Common stock, $1.00 par value; 250,000,000 shares authorized;
          (shares issued and outstanding: 2001 58,678,954;
           2000 51,342,006                                                      58,679,000         51,342,000
     Additional paid-in capital                                                348,000,000        196,999,000
     Retained earnings                                                         289,533,000        277,876,000
     Accumulated other comprehensive income                                      8,467,000          4,713,000
                                                                            --------------     --------------
          Total shareholders' equity                                           704,679,000        530,930,000
                                                                            --------------     --------------
          TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                        $2,791,699,000     $2,767,760,000
                                                                            ==============     ==============



            See Notes to Condensed Consolidated Financial Statements.

                 HCC Insurance Holdings, Inc. and Subsidiaries

                                   ---------

                 Condensed Consolidated Statements of Earnings

                                  (Unaudited)

                                   ---------

                                                                              For the three months ended March 31,
                                                                                     2001            2000
                                                                                 ------------    ------------
                                                                                                  (Restated)

REVENUE

Net earned premium                                                               $ 71,921,000    $ 63,356,000
Management fees                                                                    15,750,000      29,261,000
Commission income                                                                  14,641,000      14,833,000
Net investment income                                                              10,632,000       8,249,000
Net realized investment loss                                                         (824,000)       (403,000)
Other operating income                                                              2,972,000       6,651,000
                                                                                 ------------    ------------
     Total revenue                                                                115,092,000     121,947,000

EXPENSE

Loss and loss adjustment expense                                                   48,542,000      48,809,000

Operating expense:
  Policy acquisition costs, net                                                     4,274,000       9,321,000
  Compensation expense                                                             18,619,000      22,284,000
  Other operating expense                                                          14,415,000      14,108,000
                                                                                 ------------    ------------
     Net operating expense                                                         37,308,000      45,713,000

Interest expense                                                                    3,347,000       5,021,000
                                                                                 ------------    ------------
     Total expense                                                                 89,197,000      99,543,000
                                                                                 ------------    ------------

     Earnings before income tax provision                                          25,895,000      22,404,000

Income tax provision                                                               10,717,000       9,000,000
                                                                                 ------------    ------------

     Earnings before cumulative effect of accounting change                        15,178,000      13,404,000

Cumulative effect of accounting change, net of
  deferred tax effect of $1,335,000                                                        --      (2,013,000)
                                                                                 ------------    ------------

     Net earnings                                                                $ 15,178,000    $ 11,391,000
                                                                                 ============    ============

BASIC EARNINGS PER SHARE DATA:

Earnings before accounting change                                                $       0.28    $       0.27
Cumulative effect of accounting change                                                     --           (0.04)
                                                                                 ------------    ------------
     Net earnings                                                                $       0.28    $       0.23
                                                                                 ============    ============
Weighted average shares outstanding                                                53,720,000      50,400,000
                                                                                 ============    ============

DILUTED EARNINGS PER SHARE DATA:

Earnings before accounting change                                                $       0.28    $       0.26
Cumulative effect of accounting change                                                     --           (0.04)
                                                                                 ------------    ------------
     Net earnings                                                                $       0.28    $       0.22
                                                                                 ============    ============
Weighted average shares outstanding                                                55,070,000      50,706,000
                                                                                 ============    ============

Cash dividends declared, per share                                               $       0.06    $       0.05
                                                                                 ============    ============


See Notes to Condensed Consolidated Financial Statements.

                 HCC Insurance Holdings, Inc. and Subsidiaries

                                   ----------

                Condensed Consolidated Statements of Cash Flows
                                  (Unaudited)

                                   ----------

                                                              For the three months ended March 31,
                                                                     2001             2000
                                                                 -------------    -------------
                                                                                    (Restated)
Cash flows from operating activities:

 Net earnings                                                    $  15,178,000    $  11,391,000
 Adjustments to reconcile net earnings to net
  cash provided by operating activities:
   Change in premium, claims and other receivables                  11,586,000       71,428,000
   Change in reinsurance recoverables                              (44,544,000)      46,146,000
   Change in ceded unearned premium                                 19,280,000        3,832,000
   Change in loss and loss adjustment expense payable               46,605,000      (17,783,000)
   Change in reinsurance balances payable                          (28,057,000)       1,060,000
   Change in unearned premium                                      (20,009,000)      (6,478,000)
   Change in premium and claims payable, net of restricted cash     20,049,000      (44,508,000)
   Net realized investment loss                                        824,000          403,000
   Gains on sales of other operating investments                            --       (1,144,000)
   Depreciation and amortization expense                             4,521,000        4,447,000
   Other, net                                                       (6,326,000)      (7,158,000)
                                                                 -------------    -------------
     Cash provided by operating activities                          19,107,000       61,636,000

Cash flows from investing activities:
 Sales of fixed income securities                                   43,806,000       11,302,000
 Maturity or call of fixed income securities                         6,670,000       16,364,000
 Sales of equity securities                                                 --        6,547,000
 Dispositions of other operating investments                                --       16,145,000
 Change in short-term investments                                  (14,027,000)    (120,083,000)
 Cash paid for companies acquired, net of cash received                     --       (9,901,000)
 Cost of securities acquired                                       (60,598,000)     (14,815,000)
 Purchases of property and equipment and other, net                 (1,299,000)      (1,584,000)
                                                                 -------------    -------------
     Cash used by investing activities                             (25,448,000)     (96,765,000)

Cash flows from financing activities:
 Proceeds from notes payable                                                --       24,000,000
 Sale of common stock, net of costs                                156,524,000        1,119,000
 Payments on notes payable                                        (154,500,000)      (6,000,000)
 Dividends paid                                                     (3,023,000)      (2,442,000)
                                                                 -------------    -------------
      Cash provided (used) by financing activities                    (999,000)      16,677,000
                                                                 -------------    -------------

      Net change in cash                                            (7,340,000)     (18,452,000)

      Cash at beginning of period                                   13,991,000       26,825,000
                                                                 -------------    -------------

      CASH AT END OF PERIOD                                      $   6,651,000    $   8,373,000
                                                                 =============    =============


See Notes to Condensed Consolidated Financial Statement

                          HCC INSURANCE HOLDINGS, INC.
                        INSURANCE COMPANY WRITTEN PREMIUM
                                 MARCH 31, 2001
                                ($ IN THOUSANDS)


                                       1ST QTR        1ST QTR         CHANGE
                                         2001           2000             %
                                      ----------     ----------      ----------

GROSS WRITTEN

A&H Reinsurance                       $   45,090     $   34,561              30%
Aviation - Domestic                       28,868         32,852             (12)
Aviation -  International                  6,070          8,978             (32)
Marine & Offshore Energy                   7,986          4,526              76
Medical Stop-Loss                        106,386         80,470              32
Property                                  12,456         21,065             (41)
Workers' Compensation                     10,834         10,431               4
Other                                     11,524         14,255             (19)
                                      ----------     ----------      ----------
                                      $  229,214     $  207,138              11%
                                      ==========     ==========      ==========

NET WRITTEN

A&H Reinsurance                       $   11,534     $   13,993             (18)%
Aviation - Domestic                       14,992         10,482              43
Aviation -  International                  3,273          2,269              44
Marine & Offshore Energy                   4,487          2,147             109
Medical Stop-Loss                         30,629         23,484              30
Property                                   2,905            978             197
Workers' Compensation                      1,840          2,221             (17)
Other                                      2,845          5,086             (44)
                                      ----------     ----------      ----------
                                      $   72,505     $   60,660              20%
                                      ==========     ==========      ==========

NET EARNED PREMIUM

A&H Reinsurance                       $   11,312     $   13,197             (14)%
Aviation - Domestic                       15,947         11,915              34
Aviation -  International                  4,395          6,050             (27)
Marine & Offshore Energy                   1,845          1,935              (5)
Medical Stop-Loss                         30,704         23,484              31
Property                                   2,891          1,171             147
Workers' Compensation                      2,333            411             468
Other                                      2,494          5,193             (52)
                                      ----------     ----------      ----------
                                      $   71,921     $   63,356              14%
                                      ==========     ==========      ==========

                          HCC INSURANCE HOLDINGS, INC.
                        INSURANCE COMPANY WRITTEN PREMIUM
                                 MARCH 31, 2001
                                ($ IN THOUSANDS)


                                  YEAR TO DATE    FULL YEAR      FULL YEAR      FULL YEAR
                                      2001           2000           1999           1998
                                  ------------    ----------     ----------     ----------

GROSS WRITTEN

A&H Reinsurance                    $   45,090     $  193,714     $  158,264     $  114,787
Aviation - Domestic                    28,868        152,704        148,861        136,890
Aviation -  International               6,070         38,385         61,168         66,683
Marine & Offshore Energy                7,986         26,102         18,694         34,941
Medical Stop-Loss                     106,386        368,450         69,258          7,046
Property                               12,456         53,275         63,309        106,515
Workers' Compensation                  10,834         49,872         27,202          8,958
Other                                  11,524         84,955         21,575         22,456
                                   ----------     ----------     ----------     ----------
                                   $  229,214     $  967,457     $  568,331     $  498,276
                                   ==========     ==========     ==========     ==========

NET WRITTEN

A&H Reinsurance                    $   11,534     $   61,855     $   37,725     $   39,949
Aviation - Domestic                    14,992         64,311         42,702         19,332
Aviation -  International               3,273         15,483         25,811         33,698
Marine & Offshore Energy                4,487          8,435          6,616          7,978
Medical Stop-Loss                      30,629        100,353         20,332          3,415
Property                                2,905         10,015          2,945          8,356
Workers' Compensation                   1,840          8,697            673          1,059
Other                                   2,845         14,639          3,120          8,096
                                   ----------     ----------     ----------     ----------
                                   $   72,505     $  283,788     $  139,924     $  121,883
                                   ==========     ==========     ==========     ==========

NET EARNED PREMIUM

A&H Reinsurance                    $   11,312     $   62,157     $   39,745     $   42,850
Aviation - Domestic                    15,947         54,001         31,555         28,493
Aviation -  International               4,395         19,694         31,229         36,765
Marine & Offshore Energy                1,845          5,624          8,794         12,737
Medical Stop-Loss                      30,704        100,053         20,332          3,415
Property                                2,891          6,312          3,985          8,997
Workers' Compensation                   2,333          5,215          2,126          1,765
Other                                   2,494         14,591          3,596          8,078
                                   ----------     ----------     ----------     ----------
                                   $   71,921     $  267,647     $  141,362     $  143,100
                                   ==========     ==========     ==========     ==========

                          HCC INSURANCE HOLDINGS, INC.
                        CONSOLIDATED INSURANCE COMPANIES
                               GROSS LOSS RATIOS
                                 MARCH 31, 2001
                                ($ IN THOUSANDS)

                                       Year to Date              Full Year               Full Year                 Full Year
                                           2001                    2000                    1999                      1998
                                  Gross Earned    Loss    Gross Earned    Loss    Gross Earned   Loss      Gross Earned    Loss
      Line of Business              Premium       Ratio     Premium       Ratio     Premium      Ratio       Premium       Ratio
------------------------------    ------------  --------  ------------  --------  ------------  --------   ------------  --------
Accident & Health Reinsurance     $     44,819     70%    $    194,957     91%    $    160,601     85%     $    114,991     83%

Aviation - Domestic                     36,449     65          151,770     70          143,299     91           117,733     93

Aviation - International                 8,750     62           45,316     89           66,305     93            70,479     74

Marine & Offshore Energy                 6,472    937*          24,382     81           19,438    331            29,930    104

Medical Stop-Loss                      106,461     67          368,150     70           69,258     92             7,046     70

Property                                14,893     91           62,504     80           88,178    227            89,968    206

Workers' Compensation                   13,577     91           44,167     72           19,838     70             2,874     80

Other                                   16,468     71           83,349    108           21,316     67            20,054     72
                                  ------------  --------  ------------  --------  ------------  --------   ------------  --------
Total                             $    247,889     93%**  $    974,595     79%    $    588,233    117%     $    453,075    109%
                                  ============  ========  ============  ========  ============  ========   ============  ========


* Marine & Offshore Energy includes the Petrobras loss of $55.7 million. Without the Petrobras loss, the marine & offshore energy gross loss ratio would be 76%

** Total includes the Petrobras loss. Without the Petrobras loss, the total gross loss ratio would be 70%

                          HCC INSURANCE HOLDINGS, INC.
                        CONSOLIDATED INSURANCE COMPANIES
                                NET LOSS RATIOS
                                 MARCH 31, 2001
                                ($ IN THOUSANDS)

                                      Year to Date                 Full Year                Full Year                Full Year
                                          2001                       2000                     1999                     1998
                                  Net Earned    Loss         Net Earned    Loss      Net Earned    Loss        Net Earned    Loss
     Line of Business              Premium      Ratio         Premium     Ratio       Premium     Ratio         Premium     Ratio
-----------------------------     ----------  ---------      ---------  ---------    ---------  ---------      ---------  ---------
Accident & Health Reinsurance     $  11,312          75%     $  62,157         73%   $  39,745         68%     $  42,280         63%

Aviation - Domestic                  15,947          58         54,001         65       31,555         74         28,493         79

Aviation - International              4,395          61         19,694         86       31,229         78         36,765         48

Marine & Offshore Energy              1,845          12          5,624         77        8,794        104         12,737         13

Medical Stop-Loss                    30,704          70        100,053         73       20,332         84          3,415         75

Property                              2,891          86          6,312         66        3,986        191          8,997        199

Workers' Compensation                 2,333          86          5,215         56        2,126         50          2,335         42

Other                                 2,494          75         14,591        113        3,595         (2)         8,078         18
                                  ---------   ---------      ---------  ---------    ---------  ---------      ---------  ---------
Total                             $  71,921          67%     $ 267,647         74%   $ 141,362         78%     $ 143,100         64%
                                  =========   =========      =========  =========    =========  =========      =========  =========

                          HCC INSURANCE HOLDINGS, INC.
         OPERATING EARNINGS (AMOUNTS IN 000'S EXCEPT PER SHARE AMOUNTS)
                                 MARCH 31, 2001


                                YEAR TO DATE        FULL YEAR         FULL YEAR         FULL YEAR        FULL YEAR
                                    2001               2000              1999              1998            1997
                                ------------        ----------        ----------        ----------      -----------
GAAP Net Income                  $  15,178           $  55,468         $  26,572         $  73,110       $  50,083
                                 =========           =========         =========         =========       =========

Wtd Avg Shares O/S                  55,070              51,619            50,646            49,933          49,206
                                 =========           =========         =========         =========       =========

Earnings per Share               $    0.28           $    1.07         $    0.52         $    1.46       $    1.02
                                 =========           =========         =========         =========       =========

PRO FORMA ADJUSTMENTS

Merger Expenses                  $      --           $      --         $      --         $     107       $   8,069
Income Tax                               0                   0                 0                 0            (845)
                                 ---------           ---------         ---------         ---------       ---------
Total Pro forma Adjs                     0                   0                 0               107           7,224

Reported Net Income                 15,178              55,468            26,572            73,110          50,083
                                 ---------           ---------         ---------         ---------       ---------
Pro forma Net Income             $  15,178           $  55,468         $  26,572         $  73,217       $  57,307
                                 =========           =========         =========         =========       =========
Pro forma EPS                    $    0.28           $    1.07         $    0.52         $    1.47       $    1.16
                                 =========           =========         =========         =========       =========

OPERATING ADJUSTMENTS

SAB 101                                  0               3,348                 0                 0               0
Merger Expense - Schanen               176                   0                 0                 0               0
Restructuring / Other                    0               5,154            48,951                 0          10,000
Realized (gain)/loss                   824               5,321             4,164              (845)            328
Income Tax                            (288)             (5,012)          (18,848)              296          (3,615)
                                 ---------           ---------         ---------         ---------       ---------
Total Operating Adjs                   712               8,811            34,267              (549)          6,713
Pro forma Net Income                15,178              55,468            26,572            73,217          57,307
                                 ---------           ---------         ---------         ---------       ---------
Operating Income                 $  15,890           $  64,279         $  60,839         $  72,668       $  64,020
                                 =========           =========         =========         =========       =========
Operating EPS                    $    0.29           $    1.25         $    1.20         $    1.46       $    1.30
                                 =========           =========         =========         =========       =========

                          HCC INSURANCE HOLDINGS, INC.
                      UNDERWRITING AGENCY MANAGEMENT FEES
                                 MARCH 31, 2001

                                  YEAR TO DATE        FULL YEAR         FULL YEAR         FULL YEAR
                                      2001               2000              1999              1998
                                  ------------        ----------        ----------        ----------


      LINE OF BUSINESS
-----------------------------
        HCCA/Aviation                 157,304          6,905,237         9,596,234        11,728,343
   HCCB/Medical Stop-Loss           7,897,415         40,263,388        27,978,075        23,613,161
 HCCES/Workers' Compensation        1,392,489         15,385,804        19,729,864        10,038,616
   LDG Re/A&H Reinsurance           5,763,180         28,273,379        30,885,189        26,077,366
            Other                     539,421          5,230,483         2,523,940         2,587,358
                                   ----------         ----------        ----------        ----------

   TOTAL MANAGEMENT FEES           15,749,809         96,058,291        90,713,302        74,044,844
                                   ==========         ==========        ==========        ==========

                          HCC INSURANCE HOLDINGS, INC.
                      UNDERWRITING AGENCY WRITTEN PREMIUM
                                 MARCH 31, 2001

                                      YEAR TO DATE        FULL YEAR         FULL YEAR         FULL YEAR
                                          2001              2000              1999              1998
                                      -------------     -------------     -------------     -------------

      LINE OF BUSINESS
----------------------------
       HCCA/Aviation                      1,953,570        92,411,946        91,156,281        92,667,528
   HCCB/Medical Stop-Loss               105,422,596       402,908,065       184,302,013       182,528,033
HCCES/Workers' Compensation               6,169,927        97,876,890       106,758,475        52,529,169
  LDG Re/A&H Reinsurance                 86,060,489       443,040,776       452,016,823       356,530,555
           Other                          3,821,135        37,313,635        13,882,509        21,931,785
                                      -------------     -------------     -------------     -------------

   TOTAL WRITTEN PREMIUM                203,427,717     1,073,551,312       848,116,101       706,187,070
                                      =============     =============     =============     =============

                          HCC INSURANCE HOLDINGS, INC.
                            SUPPLEMENTAL INFORMATION
                                 MARCH 31, 2001

                              QTD               QTD               YTD               YTD
                           3/31/2001         3/31/2000         3/31/2001         3/31/2000

GAAP Loss Ratio                 67.5%             77.0%             67.5%             77.0%
GAAP Exp Ratio                  29.0%             27.1%             29.0%             27.1%
                           ---------         ---------         ---------         ---------
GAAP Combined Ratio             96.5%            104.1%             96.5%            104.1%

Statutory Loss Ratio               *              69.7%                *              69.7%
Statutory Exp Ratio                *              31.2%                *              31.2%
                           ---------         ---------         ---------         ---------
Statutory Combined Ratio           *             100.9%                *             100.9%

Paid Loss & LAE            $  50,235         $  55,702         $  50,235         $  55,702
Change in Reserves            (1,693)           (6,893)           (1,693)           (6,893)
                           ---------         ---------         ---------         ---------
=Incurred L+LAE            $  48,542         $  48,809         $  48,542         $  48,809


                                               As of              As of
                                             3/31/2001         12/31/2000

Gross Reserves                               $ 990,722         $  944,117
Net Reserves                                   248,179            249,872

GAAP EQUITY BY INSURANCE COMPANY
Houston Casualty Co.                         $ 321,747         $  317,381
Avemco Insurance Co.                           105,051             98,724
US Specialty Insurance Co.                     118,380            116,937
HCC Re                                           4,134              3,995
HCC Life                                        83,323             80,259
CIC/USFIC                                       40,184             39,553
NIU                                              5,522              5,154
Eliminations                                  (241,911)          (236,749)
                                             ---------         ----------
HCC Total                                    $ 436,430         $  425,254


STATUTORY SURPLUS BY INSURANCE COMPANY
Houston Casualty Co.                                 *         $  231,165
Avemco Insurance Co.                                 *             85,948
US Specialty Insurance Co.                           *            106,056
HCC Re                                               *              3,995
HCC Life                                             *             63,311
CIC/USFIC                                            *             38,812
NIU                                                  *              5,141
Eliminations                                         *           (208,179)
                                             ---------         ----------
HCC Total                                            *         $  326,249


All $ in thousands.

* Statutory information to follow.